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                                                                  Exhibit 10.1.2

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                 AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

                                SENIOR EXECUTIVE
                       NONSTATUTORY STOCK OPTION AGREEMENT

                                      WITH

                               [NAME OF EMPLOYEE]
                                 (EMPLOYEE COPY)

                         (sign and keep this document for your future reference)
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                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                 AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

                                SENIOR EXECUTIVE
                       NONSTATUTORY STOCK OPTION AGREEMENT

                                      WITH

                               [NAME OF EMPLOYEE]

                                 (COMPANY COPY)

                                      (sign and return this copy to the Company)
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                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                SENIOR EXECUTIVE
                       NONSTATUTORY STOCK OPTION AGREEMENT
          GRANTED UNDER AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

     1.   GRANT OF OPTION.

     This agreement evidences the grant by Predix Pharmaceuticals Holdings, Inc., a Delaware corporation (the "Company"), on [INSERT DATE], 200_, (the "Grant Date") to [INSERT NAME OF GRANTEE], an employee of the Company (the "Participant"), of an option (the "Option") to purchase, in whole or in part, on the terms provided herein and in the Company's Amended and Restated 2003 Stock Incentive Plan (the "Plan"), a total of [INSERT # OF SHARES] shares (the "Shares") of common stock, $0.01 par value per share, of the Company (the "Common Stock") at a price of $_____ per Share (the "Exercise Price"). Unless earlier terminated, this Option shall expire at 5:00 p.m., Eastern time, on [INSERT DATE], 201__.

     It is intended that the Option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option agreement, shall be deemed to include any person who acquires the right to exercise this Option validly under its terms.

     2.   VESTING SCHEDULE.

     Subject to the terms and conditions of this Agreement, this Option to purchase the Shares shall become exercisable ("vest") in 48 monthly installments. Each installment shall consist of 2.0833% of the total number of the Shares. Such installments shall become exercisable on the first day of each month beginning on [INSERT DATE]. The number of shares included in each of the first 47 installments shall be rounded down to the nearest whole number, whilst the number of shares included in the 48th and final installment shall be the remaining unvested balance of the Shares. [INSERT FOR NEW EMPLOYEES OR CONSULTANTS THE FOLLOWING: NOTWITHSTANDING THE FOREGOING, THIS OPTION SHALL NOT BE EXERCISABLE FOR ANY SHARES UNTIL THE DATE THAT THE PARTICIPANT HAS PROVIDED SERVICES TO THE COMPANY OF ANY AFFILIATE THEREOF FOR A PERIOD OF ONE YEAR.]

     The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under Section 3 hereof or the Plan.

     Notwithstanding anything to the contrary herein and in addition to, and not in contradiction with, the existing acceleration provisions provided under
Section 8(c) of the Plan, the Shares shall become immediately exercisable in full if, after a Reorganization Event (as defined in the Plan), the acquiring or succeeding entity assumes this Option or substitutes equivalent securities for this Option, and (i) the Participant is terminated by the acquiring or succeeding entity without "cause" (as defined in Section 3(e) below) within 12 months of the


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consummation of such Reorganization Event, or (ii) the Participant terminates his or her employment with the acquiring or succeeding entity within 12 months of the consummation of such Reorganization Event due to a material adverse change in the Participant's duties, authority or responsibilities (as of the date of the consummation of the Reorganization Event) which causes the Participant's position with the acquiring or succeeding entity to become of less responsibility or authority; provided that, such Shares shall not become fully exercisable after the Final Exercise Date or the termination of this Option under Section 3 hereof or the Plan.

     3.   EXERCISE OF OPTION.

          (a) Form of Exercise. Each election to exercise this Option shall be
(i) by written notice in the form attached hereto as Exhibit A, duly signed by the Participant and received by the Company or its designee, and (ii) payment in full of the Exercise Price for each Share purchased upon exercise of this Option. Payment of the Exercise Price for each Share shall be made in accordance with Section 5(f) of the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for any fractional share. The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until all conditions set forth in
Section 9(g) of the Plan have been satisfied. The Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Section 3(d) hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option.

          (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time he or she exercises this Option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any other entity whose employees are eligible to receive options under the Plan (an "Eligible Participant").

          (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

          (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final


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Exercise Date while he or she is an Eligible Participant and the Company has not
terminated such relationship for "Cause" as specified in paragraph (e) below, this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of his or her death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.

          (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "Cause" (as defined below), the right to exercise this Option shall terminate immediately upon notice of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

     4.   AGREEMENT IN CONNECTION WITH PUBLIC OFFERINGS.

     If, in connection with a registration statement filed by the Company pursuant to the Securities Act of 1933, as amended, the Company or its underwriter so requests, the Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

     5.   WITHHOLDING.

     No Shares will be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option in accordance with
Section 9(e) of the Plan.

     6.   NONTRANSFERABILITY OF OPTION.

     (a) This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

     7.   PROVISIONS OF THE PLAN.

     This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

     8.   NO OBLIGATION TO MAINTAIN RELATIONSHIP.


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     The Company is not by the Plan or this Option obligated to continue the
Participant as an employee, director or consultant of the Company. The Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Participant's participation in the Plan is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

     9.   GOVERNING LAW.

     This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof. For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in Massachusetts and agree that such litigation shall be conducted in the courts of Middlesex County, Massachusetts or the federal courts of the United States for the District of Massachusetts.

     10.  BENEFIT OF AGREEMENT.

     Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     11.  ENTIRE AGREEMENT.

     This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     12.  MODIFICATIONS AND AMENDMENTS.

     The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     13.  DATA PRIVACY.


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     By entering into this Agreement, the Participant: (i) authorizes the
Company and each affiliate, and any agent of the Company or any affiliate administering the Plan or providing Plan record keeping services, to disclose to the Company or any of its affiliates such information and data as the Company or any such affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each affiliate to store and transmit such information in electronic form.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the Company has caused this Option to be executed under its corporate seal by its duly authorized officer. This Option shall take effect as a sealed instrument.

                                        PREDIX PHARMACEUTICALS HOLDINGS, INC.


Dated: [DATE OF GRANT]                  By:
                                            ------------------------------------
                                        Name: CHEN SCHOR
                                        Title: CHIEF BUSINESS OFFICER


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                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Amended and Restated 2003 Stock Incentive Plan.

                                        PARTICIPANT:


                                        Signature:
                                                   -----------------------------
                                        Name: [NAME OF PARTICIPANT]
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
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                                    EXHIBIT A

                  NOTICE OF NONSTATUTORY STOCK OPTION EXERCISE

Date: ____________

Participant name and address:

[NAME OF PARTICIPANT]

_____________________________________

_____________________________________

Attention: Treasurer

Dear Sir or Madam:

     I am the holder of a Nonstatutory Stock Option granted to me under the Predix Pharmaceuticals Holdings, Inc. (the "Company") Amended and Restated 2003 Stock Incentive Plan on [INSERT DATE OF GRANT] for the purchase of [INSERT NUMBER OF SHARES] shares of Common Stock of the Company at a purchase price of $_____ per share.

     I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I hereby exercise my Option to purchase _________ shares of Common Stock (the "Shares"), at the exercise price of $_________.

     I am paying the option exercise price for the Shares as follows:

     ______________________________________________________________________

     Please issue the Shares (check one):

     [ ]  to me; or

     [ ] to me and ____________________________, as joint tenants with right of survivorship,

     Tax I.D. #: _________________________
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     at the following address:

     _____________________________________

     _____________________________________

     _____________________________________

My mailing address for shareholder communications, if different from the address listed above, is:

     _____________________________________

     _____________________________________

     _____________________________________

Very truly yours,


-------------------------------------
(Signature)